UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2017

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3939 West Drive, Center Valley, PA 18034

(Address of Principal Executive Offices) (Zip Code)

(610) 797-9500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, at the time of the acquisition of JetPay, LLC by JetPay Corporation (the “Company”) in December 2012, the Company entered into an Amendment, Guarantee, and Waiver Agreement (the “Agreement”), dated December 28, 2012, by and among the Company, Ten Lords, Ltd. (“Ten Lords”) and JetPay, LLC (n/k/a JetPay Payment Services, TX, LLC). Under the Agreement, Ten Lords agreed to extend payment of a $6.0 million note remaining outstanding at the date of acquisition for up to twelve months. The terms of the Agreement required that the Company provide the owners of Ten Lords and Providence Interactive Capital, LLC (together with Ten Loards, the “Plaintiffs”) with a “true up” payment meant to put them in the same after-tax economic position as they would have been had the note been paid in full on December 28, 2012. The Company calculated this true-up payment to be $222,310 and paid such amount in August 2015. Subsequent to the Company’s payment, the Company received notice on October 5, 2015 that Plaintiffs filed a lawsuit (the “Lawsuit”) against JetPay, LLC and the Company disputing the true up payment.

Since 2015, the Company and JetPay, LLC have been defendants in the Lawsuit in the 429th Judicial District Court of Collin County, Texas (the “Court”) styled Ten Lords, Ltd. and Providence Interactive Capital, LLC, Cause No. 429-04140-2015. The Lawsuit was tried to the Court on May 2, 2017 and the Court granted a judgment to Plaintiffs in the amount of $793,000.00 plus attorneys’ fees of $134,074.75, for a total of $927,074.75, which judgment was entered by the Court on May 15, 2017 (the “Judgment”). On July 3, 2017, the Company, JetPay, LLC and the Plaintiffs successfully settled the Lawsuit by entering into a Compromise Settlement Agreement and Mutual Release (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company paid to Plaintiffs the sum of $872,500 and the parties released one another and their respective affiliates from all claims arising out of the matters described in the Lawsuit and the Judgment.

As part of the Settlement Agreement, Plaintiffs agreed to take such action as is necessary or appropriate to cause the dismissal of the Lawsuit with prejudice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2017
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer